Filed Pursuant to Rule 497
File no. 333-229007

Up to $200,000,000
6.375% Series A Term Preferred Stock Due 2025, Par Value $0.01 Per Share,
6.250% Series B Term Preferred Stock Due 2023, Par Value $0.01 Per Share,
6.625% Series C Term Preferred Stock Due 2024, Par Value $0.01 Per Share, or
7.000% Series D Term Preferred Stock Due 2029, Par Value $0.01 Per Share

Supplement No. 2 - Dated Friday, July 12, 2019
(To: Prospectus Dated April 26, 2019)

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated April 26, 2019, as further supplemented from time to time including hereby (the “Prospectus”). Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of the Series A, B, C and D Term Preferred Stock, you should read the discussion of the principal risks of investing in the Series A, B, C and D Term Preferred Stock, which are summarized in “Risk Factors” beginning on page 20 of the Prospectus.

CHANGE IN CREDIT RATING OF TERM PREFERRED STOCK

On July 3, 2019, Egan Jones Ratings Company (“EJR”) issued a report assigning the Company’s Series A, B, C and D Term Preferred Stock an investment grade rating of “BBB-”, which represents a downgrade from the private credit rating previously assigned to each series of Term Preferred Stock. This supplement hereby replaces all references to the private rating assigned to each series of Term Preferred Stock on each of the prospectus cover page, “The Offering - Rating”, “Description of Our Term Preferred Stock - Ratings Agencies”, and “Risk Factors - Risks Related to an Investment in our Series A, B, C and D Term Preferred Stock - A downgrade, suspension or withdrawal of the rating assigned by a rating agency to the Series A, B, C and D Term Preferred Stock could cause the liquidity or market value of the shares to decline significantly”.

The rating downgrade of the Preferred Shares series was not due to underperformance by the Company, a change in the performance or quality of the underlying assets or a change in EJR's rating methodology. The key driver for the rating action was related to a change in EJR's analysis of the underlying credit quality of the assets and the impact of subordination on the underlying loans. The downgrade is the result of EJR’s review of the Company’s CLO equity and CLO debt position EJR-assigned ratings.